Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated High Yield
Trust:

In planning and
performing our audit of
the financial statements
of Federated High Yield
Trust (the ?Fund?) as of
and for the year ended
February 28, 2014, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered
the Fund?s internal
control over financial
reporting, including
controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Fund?s internal control
over financial reporting.
Accordingly, we express
no such opinion.
The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A company?s internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with
generally accepted
accounting principles. A
company?s internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized acquisition,
use or disposition of a
company?s assets that
could have a material
effect on the financial
statements.
Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.
A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing
their assigned functions,
to prevent or detect
misstatements on a
timely basis. A material
weakness is a deficiency,
or a combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable
possibility that a
material misstatement of
the company?s annual or
interim financial
statements will not be
prevented or detected on
a timely basis.





Our consideration of the
Fund?s internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund?s internal control
over financial reporting
and its operation,
including controls over
safeguarding securities,
that we consider to be a
material weakness as
defined above as of
February 28, 2014.
This report is intended
solely for the
information and use of
management and the
Board of Trustees of the
Fund and the Securities
and Exchange
Commission and is not
intended to be and
should not be used by
anyone other than these
specified parties.



		Ernst &
Young LLP


Boston, Massachusetts
April 23, 2014